UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2021 (April 12, 2021)

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13215 Bee Cave Parkway, Suite B-300

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INN	New York Stock Exchange
Series D Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PD	New York Stock Exchange
Series E Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐             Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2021, the Board of Directors (the “Board”) of Summit Hotel Properties, Inc. (the “Company”), based on the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Ms. Amina Belouizdad as a director of the Company, effective May 13, 2021 following the Company’s annual meeting of stockholders. The Board has determined, based on the recommendation of the Nominating and Corporate Governance Committee, that Ms. Belouizdad is independent in accordance with the applicable rules of the New York Stock Exchange. In connection with Ms. Belouizdad’s appointment, the size of the Board will be increased from seven to eight. Ms. Belouizdad joins Daniel P. Hansen, the Company’s Executive Chairman of the Board, Bjorn R. L. Hanson, Jeffrey W. Jones, Kenneth J. Kay, Jonathan P. Stanner, the Company’s President and Chief Executive Officer, Thomas W. Storey and Hope S. Taitz as a member of the Board.

Ms. Belouizdad will serve on the Nominating and Corporate Governance Committee and the Compensation Committee of the Board. The Board, on the recommendation of the Nominating and Corporate Governance Committee, has determined that Ms. Belouizdad meets the requirements for serving on such committees. The following table depicts the composition of the Audit, Compensation and Nominating and Corporate Governance Committees of the Company following the appointment of Ms. Belouizdad to the Board.

Director	Audit	Compensation	Nominating and Corporate Governance
Amina Belouizdad		✓	✓
Bjorn R. L. Hanson	✓		✓
Jeffrey W. Jones	✓ (Chair)	✓
Kenneth J. Kay	✓	✓(Chair)
Thomas W. Storey		✓	✓
Hope S. Taitz	✓		✓(Chair)

Ms. Belouizdad will participate in the Company’s non-employee director compensation programs. The Company will enter into an indemnification agreement with Ms. Belouizdad in the form entered into with other directors and executive officers of the Company.

Item 7.01.	Regulation FD Disclosure.

On April 13, 2021, the Company issued a press release announcing the appointment of Ms. Belouizdad to the Board.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued on April 13, 2021.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Executive Vice President, General Counsel,
Dated: April 13, 2021		Chief Risk Officer and Secretary